AMERICAN TonerServ

Your Toner & Service Solution

A LEADER IN THE $6 BILLION RECYCLED PRINTER CARTRIDGE AND SERVICE INDUSTRY





EQUIPMENT



SUPPLIES



TECH SERVICE



IT SOLUTIONS

OTCBB (ASVP)

Safe Harbor Statement

Except for historical information contained herein, the matters set forth above may be forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ from those in the forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of management, as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors such as the level of business and consumer spending, the amount of sales of the Company's products, the competitive environment within the industry, the ability of the Company to continue to expand its operations, the level of costs incurred in connection with the Company's expansion efforts, economic conditions in the industry and the financial strength of the Company's customers and suppliers. The Company does not undertake any obligation to update such forward-looking statements. Investors are also directed to consider all other risks and uncertainties.

Investment Highlights

LARGE GROWING MARKET	♻ $6.0B printer supplies & service market ♻ Highly fragmented industry growing at 8%
SEGMENT MARKET LEADER	♻ High recurring sales and service revenue model ♻ Low cost provider, industry best buying power, attractive margins
ORGANIC GROWTH OPPORTUNITIES	♻ Large national hospital contracts ♻ Sales Partner program
RECENTLY ACHIEVED PROFITABILITY	♻ Q3 Revenue of $7.8 million, up 192% Y/Y and 6% sequentially ♻ Q3 Adjusted EBITDA of $61k
OFFICERS & DIRECTORS ALIGNED	♻ Public company & industry experience ♻ Insider ownership of ~ 29%, $1 million invested, $3 million in personal guarantees

Industry Data Source: Imaging Spectrum Magazine

Every Organization Prints

AMERICAN TonerServ



Legal


BANK

Financial



Accounting



Healthcare



Government



Education



Retail



Mfg

We Sell “*Razor Blades*”









Company Overview

- A leader in the highly fragmented printer supplies service industry (*Printer Dealers*)
  - $5.0 billon compatible toner/ink cartridge market
  - $1.0 billon printer repair & services market
  - ~ 3,000 printer dealers nationwide (mom & pop)



- ATS provides printer supplies & service primarily to small and medium size businesses (“SMBs”)

- **Our Goal: To establish ATS as the brand of choice in the compatibles market as Hewlett Packard is in the OEM market**









$21 Billion Strong & Growing


Other OEMs
DELL
XEROX
IBM
LEXMARK
brother
$2.3 B
11%
Compatibles
$5.0 B
24%
$13.7 B
65%
OEM
hp

Toner/Ink Cartridge Recycle Process

AMERICAN TonerServ





Individual Business → **Used Cartridges** → **Remanufacturers**

1.) Uses the cartridges external components

2.) Replaces interior components and ink.

Remanufactured Cartridges

1.) Big box retailer (Office Depot, Staples, etc)
2.) American Toner Serv's printer dealers
3.) Other printer dealers

Industry Data Source: Imaging Spectrum Magazine

Toner/Ink Cartridge Recycle Quality

AMERICAN TonerServ

MSE® Choose Quality®

ISO 9001 COMMITMENT TO QUALITY!

ISO 19752 CERTIFIED YIELD

ISO 14001 ENVIRONMENTAL COMMITMENT!

ISO 19798 CERTIFIED YIELD

STMC COMPLIANT COMPANY

DIN 33870 CERTIFIED QUALITY

Cartridge Type	Defective* Rates	Success Rates
OEM	0.3%	99.7%
Compatible	0.8%	99.2%

**Based on MSE's OEM simulated testing*

Recharger READERS CHOICE AWARDS 2009

- Quality Leader-Toner – 1st place
- Quality Leader-Inkjet – 1st place
- Best Customer Support – Recognition
- Best Web Site – Recognition
- Best New Product or Service– Recognition

Recharger READERS CHOICE AWARDS 2008

- Quality Leader-Toner – 1st place
- Quality Leader-Inkjet – 1st place
- Marketing ad / Compaign – 1st place

Competitive Pricing Advantage

HP Sets Pricing Umbrella*




HP LaserJet
42x

$224/Unit

**For HP 42X model, best selling printer cartridge*

Big Box Retailers
(Staples, Max, Depot)


Office DEPOT

$200/Unit

10-20% Discount



$170/Unit

20-50% Discount


100%
50%
25%
OFFICE SUPPLIES SPEND
60+%
55%
50%
IMAGING SUPPLIES
1990
1995
2000
2005
2009
Estimate

Industry Data Source: Supplies Network

Sample of Customers

Nationwide On Your Side
HOUGHTON MIFFLIN
Deloitte.
The Medicine Shoppe PHARMACY Caring beyond prescriptions.
AMERICAN FAMILY INSURANCE All your protection under one roof
FARMERS INSURANCE GROUP
FARMERS
Adventist HEALTH SYSTEM
SINCE 1895 OSHKOSH B'gosh
UHS Universal Health Services, Inc.
NAUTICA
Cabela's
Allstate. You're in good hands.
GrantThornton
Wrangler
shop-vac THE ORIGINAL WET DRY VAC
COLLIERS INTERNATIONAL
vf
NORTHROP GRUMMAN DEFINING THE FUTURE
SUZUKI
JANSPORT
KAY JEWELERS
CATERPILLAR
Bass Pro Shops
i'm lovin' it
GE
GE Capital Solutions
KRAFT
PACSUN
CARLTON FIELDS ATTORNEYS AT LAW
CRAVE ON OUTBACK STEAKHOUSE
verizon wireless
MasterBrand Cabinets, Inc.
McLane Together We Can Do Anything
Albertsons
Walgreens As far as you want to go.
Busch GARDENS.
BAKER & TAYLOR Information and Entertainment Services
THE FRESH MARKET
Moore medical The Supply Experts
WELLS FARGO HOME MORTGAGE
K-SWISS
Kawasaki Let the good times roll.
bright house NETWORKS
us bank. Five Star Service Guaranteed
asics USA
GREAT WEST Casualty Company
WATERFORD WEDGWOOD
Church Mutual INSURANCE COMPANY
FRUIT OF THE LOOM.
GNC LiveWell.
CHIP GANASSI RACING
CINTAS THE SERVICE PROFESSIONALS
Los Angeles Times

Product & Service Offering

AMERICAN TonerServ



SUPPLIES (85% OF REVENUE)

- OEM/Compatible Toner & Ink Cartridges
- Thermal Ribbons
- Labels
- Back up media
- Recycle empty cartridges





SERVICE (10% OF REVENUE)

- OEM certified technicians
- Hot swap program
- Remote print management software



EQUIPMENT (5% OF REVENUE)

- Multi-function printers (print, fax, scan, copy)
- Laser and ink jet printers
- Stand alone fax machines
- Copiers

ONLINE CUSTOM CATALOG

PHONE SUPPORT


ORDER
ONLINE
click here

SERVICE TECHNICIANS



RIGHT PRODUCT & PRICE

PERFORMANCE REPORTING


42x



An Effective Green Solution

ENVIRONMENTAL PROBLEM

- **Over 400M cartridges (1.9B pounds) are discarded into US landfills annually**
- 97% of these combined components can be recycled or reused
- More than 375 million gallons of oil consumed every year to make new OEM cartridges

ATS SOLUTION

- Every compatible cartridge ATS sells keeps one half pound of waste out of landfills
- ATS compatible cartridges use approximately 97% recycled parts and 80% less energy than manufacturing new cartridges
- Recovery and reuse of empty printer cartridges reduces millions of cubic feet of material from waste disposal

Organic Growth Initiatives

AMERICAN TonerServ

- National hospital purchasing group contract

- **SALES PARTNER** PROGRAM



Join the Fastest Growing Company in the Industry
Highest Quality Products
Best Prices
Largest Commissions
Click Play to Watch a Message from our CEO about the ATS
SALES PARTNER
PROGRAM
play
Chuck Mache
CEO, American TonerServ



National Hospital Contract

Approved Vendor into

- ✓ 11 Divisions
- ✓ Up to 500 Hospitals
- ✓ Part of larger purchasing group

Opens the door to possible sales

- ✓ Nations largest hospital purchasing group
- ✓ 1,400 Hospitals
- ✓ 2008 purchasing volume approx $15 Billion

Opens other doors to possible sales

- ✓ Non-Healthcare business, division of the hospital purchasing group
- ✓ Includes large retail and other SMB
- ✓ 2008 purchasing volume approx $500 Million

Sales Partner Program

SALES PARTNER
P R O G R A M



Objective

- Drive revenue growth by recruiting leading industry sales people



Profile

- ✓ Active customer base (Imaging supplies)
- ✓ Proven track record
- ✓ Solid relationships & community network
- ✓ Technology savvy & remote capable



Benefits

- New market and customer penetration
- Fuel ATS brand across U.S.

SALES PARTNER
P R O G R A M

SINCE PROGRAM INCEPTION *(March 1, 2009)*

New Sales Partners	Revenue (Mar – Aug)
14	$1,439,052

Note: 3 Sales Partners contributed 80%+ of new Sales Partner revenues

ROBUST PLATFORM & PIPELINE

- ✓ Dedicated recruiting resources
- ✓ Existing technology enabled platform
- ✓ 25 + current prospects

Elite Sales Partner Prospects

American TonerServ

Big Box

STAPLES
that was easy

Corporate Express

Office DEPOT
Taking Care of Business

OfficeMax

OEM

hp

LEXMARK

DELL

IBM

XEROX

Independent Dealer



Growing in Down Economy


Revenues
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
2,653,858
4,684,862
6,243,763
7,356,376
7,760,601
Q3'08
Q4'08
Q1'09
Q2'09
Q3'09
+ $31 M
Annualized
Revenue
Run Rate

EBITDA +

[redacted]



$500,000
$-
$(500,000)
(397,765)
(240,914)
13,503
270,913
61,200

[redacted]

Financial Summary



Revenues
Net Loss
Adjusted EBITDA *
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
2,653,858
(956,081)
(397,765)
4,684,862
(1,232,990)
(240,914)
6,243,763
(277,614)
$13,503
7,356,376
(568,452)
$270,913
7,760,601
(1,028,777)
61,200

*Adjusted EBITDA (EBITDA less stock-based compensation expense, other non-cash items and other one-time expenses).

Balance Sheet

AMERICAN TONERSERV CORP. AND SUBSIDIARIES
Condensed Consolidated Balance Sheet

	September 30, 2009 (unaudited)	December 31, 2008
ASSETS		
Current assets		
Cash and cash equivalents	$ 62,866	$ 4,033
Accounts receivable, net	3,668,519	2,753,445
Inventory, net	1,161,861	774,747
Prepaid expenses and other current assets	189,734	75,716
Deferred compensation	108,170	73,275
Total current assets	5,191,150	3,681,216
Intangible assets, net	3,761,906	4,058,036
Goodwill	7,127,999	6,935,468
Property and equipment, net	561,429	644,477
Other assets	74,788	80,044
Total assets	$16,717,272	$15,399,241

Balance Sheet (continued)

	September 30, 2009 (unaudited)	December 31, 2008
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Cash overdraft	$ 48,457	$ 39,381
Accounts payable and accrued expenses	4,373,529	3,030,599
Shareholder advances	126,161	173,595
Revolving line of credit	1,691,697	1,346,722
Notes payable - current portion (net of unamortized discount of $116,368 and $194,937 at September 30, 2009 and December 31, 2008)	1,690,194	2,080,865
Convertible notes payable, current portion (net of unamortized discount of $205,315 and $147,566 at September 30, 2009 and December 31, 2008)	1,539,152	1,782,712
Convertible notes payable, related parties - current portion(net of unamortized discount of $0 and $1,466 at September 30, 2009 and December 31, 2008)	-	123,534
Deferred revenue	280,830	77,245
Total current liabilities	9,750,020	8,654,653
Long-term liabilities		
Notes payable (net of unamortized discount of $187,796 and $244,016 at September 30, 2009 and December 31, 2008)	1,178,913	929,842
Convertible notes payable (net of unamortized discount of $435,785 and $669,042 at September 30, 2009 and December 31, 2008)	2,272,508	2,926,524
Warrant liabilities	582,577	639,193
Total long-term liabilities	4,033,998	4,495,559
Total liabilities	13,784,018	13,150,212
Commitments and contingencies		
Stockholders' equity:		
Preferred stock 6,800,000 and 0 shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively	6,800	-
Common stock 78,455,995 and 77,045,995 shares issued and outstanding at September 30, 2009 and December 31, 2008, respectively	78,456	77,046
Additional paid-in capital	26,983,543	24,391,819
Accumulated deficit	(24,135,545)	(22,219,836)
Total stockholders' equity	2,933,254	2,249,029
Total liabilities and stockholders' equity	$ 16,717,272	$ 15,399,241

Statement of Operations

AMERICAN TONERSERV CORP. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended September 30, 2009	Three months ended September 30, 2008	Nine months ended September 30, 2009	Nine months ended September 30, 2008
Revenues:				
Toner and supplies	$ 6,896,829	$ 2,355,070	$18,614,449	$ 6,894,035
Service	863,772	298,788	2,878,643	1,212,049
Total revenues	7,760,601	2,653,858	21,493,092	8,106,084
Cost of sales:				
Toner and supplies	5,380,007	1,409,625	14,194,819	4,287,228
Service	380,511	166,059	1,082,968	782,628
Total cost of sales	5,760,518	1,575,684	15,277,787	5,069,856
Gross profit	2,000,083	1,078,174	6,215,305	3,036,228
Operating expenses:				
Salaries and wages	808,314	717,517	2,557,927	2,074,177
Professional fees and services	222,734	217,143	1,006,043	948,270
Sales and marketing	611,972	237,333	1,712,472	717,540
General and administrative	490,420	460,065	1,477,950	1,202,576
Amortization of intangible assets	181,616	155,224	535,107	461,430
Total operating expenses	2,315,056	1,787,282	7,289,499	5,403,993
Loss from operations	(314,973)	(709,108)	(1,074,194)	(2,367,765)
Other (expense) income:				
Change in fair value of warrant liability	(389,248)	(98,259)	63,421	(96,385)
Gain on claims settlement	-	-	-	66
Fair value of convertible debt	-	31,250	250,000	(331,250)
Interest expense, net	(325,928)	(179,963)	(1,119,347)	(612,672)
Other income	1,372	-	5,277	-
Net loss	$(1,028,777)	$ (956,080)	$(1,874,843)	$(3,408,006)
Net loss per share:				
Basic and diluted	$ (0.01)	$ (0.01)	$ (0.02)	$ (0.05)
Weighted average number of shares outstanding:				
Basic and diluted	78,386,647	65,605,456	78,041,746	64,032,972

EBITDA and Adjusted EBITDA Reconciliation

AMERICAN TonerServ

The following is a reconciliation of net loss to EBITDA:

	Three Months Ended						
	March 31, 2008	June 30, 2008	Sept. 30, 2008	Dec. 31, 2008	March 31, 2009	June 30, 2009	Sept. 30, 2009
Net loss	$(1,197,116)	$(1,254,809)	$(956,081)	$(1,232,990)	$(277,614)	$(568,452)	$(1,028,777)
Interest expense, net	168,441	253,268	179,963	288,964	363,967	430,019	325,928
EBIT	(1,028,675)	(990,541)	(776,118)	(944,021)	85,786	(138,437)	(702,849)
Depreciation and Amortization	184,175	186,648	192,112	227,656	218,151	226,417	229,578
EBITDA	$ (844,500)	$ (803,893)	$(584,006)	$ (716,365)	$ 303,937	$ 87,984	$ (473,271)

The following is a reconciliation of net EBITDA to Adjusted EDITDA, which excludes all non-cash items, one time expenditures and stock related compensation:

	Three Months Ended						
	March 31, 2008	June 30, 2008	Sept. 30, 2008	Dec. 31, 2008	March 31, 2009	June 30, 2009	Sept. 30, 2009
EBITDA	$(844,500)	$(803,893)	$(584,008)	$(716,365)	$(303,937)	$ 87,984	$ (473,271)
Stock related compensation	404,983	88,926	119,453	338,976	112,453	434,785	120,301
Fair value of conversion feature of convertible debt	(12,500)	375,000	(31,250)	(37,500)	--	(250,000	--
Fair value of warrant liabilities	(2,927)	(35,603)	98,259	63,379	(417,066)	(35,603)	389,248
Bad debt allowance for new entities	32,500	3,856	3,856	5,322	--	2,500	2,500
Other costs	--	--	--	--	14,179	32,247	22,422
ADJUSTED EBITDA	$(422,444)	$(338,693)	$(401,400)	(240,914)	$ 13,503	$ 270,913	$ 61,200

Management Team

CHUCK MACHE *CEO*	♻ Track record – acquisition and organic growth ♻ Public company experience, American Home Shield ♻ Grew revenues from $6.0 to $125.0M and sold to ServiceMaster ♻ Track Record of making small companies large
CHAD SOLTER *President of iPrint Technologies,LLC*	♻ Founder & President of largest operating subsidiary ♻ 10+ years industry experience ♻ Platform for ATS Sales Partner Program
AARON BRINKER *COO*	♻ 6 years as Director of SVB Capital Group ♻ Raised/managed $750M Fund of Funds and Direct Equity Fund ♻ Founder & General Partner, MAS Enterprises, GP (Entrepreneur)
RYAN VICE *CFO*	♻ 7 years as CFO of a major regional refuse and recycling company ♻ Revenue grew thru acquisition from $27.0M to $100.0M with over 150,000 customers
MARK WARNELL *Director of HR*	♻ 10+ years HR experience with several growing companies, ♻ Grew independent mortgage bank into one of Northern California's largest direct lenders

Investment Highlights

LARGE GROWING MARKET	♻ $6.0B printer supplies & service market ♻ Highly fragmented industry growing at 8%
SEGMENT MARKET LEADER	♻ High recurring sales and service revenue model ♻ Low cost provider, industry best buying power, attractive margins
ORGANIC GROWTH OPPORTUNITIES	♻ Large national hospital contracts ♻ Sales Partner program
RECENTLY ACHIEVED PROFITABILITY	♻ Q3 Revenue of $7.8 million, up 192% Y/Y and 6% sequentially ♻ Q3 Adjusted EBITDA of $61k
OFFICERS & DIRECTORS ALIGNED	♻ Public company & industry experience ♻ Insider ownership of ~ 29%, $1 million invested, $3 million in personal guarantees

Industry Data Source: Imaging Spectrum Magazine

AMERICAN TonerServ

Your Managed Print Solution...**For Life.**

Thank You



Chuck Mache
Chief Executive Officer

800.736.3515
707.569.1217 direct

cmache@americantonerserv.com

www.AmericanTonerServ.com

OTCBB (ASVP)

A LEADER IN THE $6 BILLION RECYCLED PRINTER CARTRIDGE AND SERVICE INDUSTRY





EQUIPMENT



SUPPLIES



TECH SERVICE



IT SOLUTIONS

ATS Growth by Acquisition

The ATS Community

Annual Revenue Run Rate by Acquisition at Time of Acquisition

($ Millions)



40
30
20
10
0
Computech $0.2
LCRS $0.1
Sun Products $1.1
Optima Technologies $3.2
Tonertype $5.5
NC TonerServ $1.7
iPrint Technologies $12.0
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08

The Remanufacturer Imposes Strict Standards And Rigid Quality Control

ISO 9001 COMMITMENT TO QUALITY! ISO 9000 is a family of standards for quality management systems. Some of the requirements in the ISO 9001 standard include: documenting procedures, monitoring processes, keeping adequate records, taking corrective action, regularly reviewing the overall system and facilitating continuous improvement. The overall idea is to establish a system to improve product quality and reliability.

ISO 14001 ENVIRONMENTAL COMMITMENT! The ISO 14000 environmental management standards help organizations minimize how their operations negatively affect the environment through an environmental management system (EMS). It specifies the requirements for establishing an environmental policy, determining environmental impact, planning, implementation as well as documented continuous improvement.

ISO 19752 CERTIFIED YIELD The ISO 19752 standard is a standardized page yield test for monochrome (b/w) laser printer cartridges. The test is done with a minimum of nine cartridges tested on three separate printers with a standard print/test page under specific environmental conditions and printer settings. MSE monochrome cartridges meet/exceed OEM yield based on ISO 19752 test methodologies.

ISO 19798 CERTIFIED YIELD The ISO 19798 standard is a standardized page yield test for color laser printer cartridges. The test is done with a minimum of 12 cartridges(three sets of CMYK) tested on three separate printers with a standard set of five different print/test pages under specific environmental conditions and default printer settings. MSE products meet/exceed OEM yield based upon ISO 19798 test methodologies.

DIN 33870 CERTIFIED QUALITY The DIN 33870 German Standard creates standard quality criteria for the production of laser printer cartridges. MSE cartridge standards are manufactured according to all DIN 33870 parameters. In accordance with DIN 33870, MSE has associated documentation available.

STMC COMPLIANT COMPANY The Standardized Test Methods Committee (STMC) is a global committee formed to find and promote standardized test methods for the printer cartridge industry. As of August 2006, all MSE cartridge standards are manufactured according to all STMC parameters.